UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 6, 2005
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                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        California                       0-19222               94-3010150
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                       Identification No.)

    505 Penobscot Drive, Redwood City, California                94063
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (650) 369-9500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         OTHER EVENTS.

         On April 6, 2005 Genelabs Technologies, Inc. (the "Company") issued a press release announcing the results of a preliminary analysis of a Phase III clinical trial conducted by its licensee, Genovate Biotechnology Co., Ltd., which did not demonstrate a statistically significant benefit among the patients receiving prasterone compared to the patients taking placebo. The clinical trial, which was not conducted under a U.S. Investigational New Drug Application (IND), was a randomized, placebo-controlled, double-blind study conducted at six medical centers in Taiwan to determine the effect of prasterone on the bone mineral density of women with systemic lupus erythematosus (SLE or lupus) receiving glucocorticoids. The Company stated that when the analysis of this study is complete, it plans to meet with the U.S. Food and Drug Administration (FDA) to determine its next steps. A copy of the press release announcing the results is attached as Exhibit 99.1 hereto.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release of Registrant, dated April 6, 2005, entitled "Genelabs Announces Preliminary Results of Genovate's Clinical Trial GBL03-00 in Women with Systemic Lupus Erythematosus."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              GENELABS TECHNOLOGIES, INC.



                                              By:  /s/  Matthew M. Loar
                                                  -----------------------------
                                              Name:   Matthew M. Loar
                                              Title:  Chief Financial Officer
Date:  April 7, 2005